Dollar Financial Corp.
                               1436 Lancaster Ave.
                                Berwyn, PA 19312


                                February 2, 2005








Jeffrey Weiss
Dollar Financial Corp.
1436 Lancaster Ave.
Berwyn, PA 19312

           Re:      Satisfaction of Debt Obligations
                    --------------------------------
Dear Mr. Weiss:

     This letter agreement (this "Letter Agreement") is made with reference to the following facts and circumstances:

     A. You ("Borrower") have executed that certain Secured Promissory Note dated December 18, 1998 in favor of Dollar Financial Group, Inc. ("Group") in the initial principal amount of $2,000,000.00 (the "Group Note") and that certain Pledge Agreement of even date therewith securing the obligations evidenced thereby (the "Group Pledge Agreement").

     B.  Borrower  has  executed  that  certain  Secured  Promissory  Note dated
December 18, 1998 in favor of Lender in the initial principal amount of $4,308,570.36 (the "Corp Note" and, together with the Group Note, the "Notes") and that certain Pledge Agreement of even date therewith securing the obligations evidenced thereby (together with the Group Pledge Agreement, the "Pledge Agreements").

     C. Pursuant to an Assignment and Assumption Agreement of even date herewith (the "Assumption Agreement"), Dollar Financial Corp. ("Lender") will, simultaneously with the transactions contemplated by this Letter Agreement, purchase and assume the rights and obligations of Group under the Group Note and the Group Pledge Agreement.

     D. Group desires to forgive any and all accrued interest under the Group Note and Lender desires to forgive any and all accrued interest under the Corp Note.

     E. Borrower desires to surrender to Lender shares of Lender's common stock, par value $.001 per share ("Shares"), held by Borrower, options to acquire Shares ("Options") held by Borrower and/or cash as detailed on Schedule 1 hereto, in full satisfaction of the principal amount of Borrower's obligations under the Notes.

     F. Lender desires to accept Borrower's exchange of Shares, Options and/or cash in full satisfaction of the principal amount of Borrower's obligations under the Notes and release any remaining Pledged Collateral (as defined in each of the Pledge Agreements) securing such obligations.

     In consideration of the foregoing, Borrower, Group and Lender hereby agree that simultaneously with the execution of the transactions contemplated by the Assumption Agreement:

     1. Group hereby forgives any and all accrued interest owed by Borrower under the Group Note and Lender hereby forgives any and all accrued interest owed by Borrower under the Corp Note.

     2. Borrower hereby surrenders to Lender and Lender hereby accepts from Borrower the Shares, Options and/or cash set forth on Schedule 1 hereto in full satisfaction of the principal amount of Borrower's obligations under the Notes; it being agreed by the parties that for the purposes of this Letter Agreement, the value of each Share shall be deemed to be the initial public offering price in Lender's initial public offering and for each Option the Borrower is being credited an amount equal to such initial public offering price minus the exercise price of such Option.

     3. Lender hereby releases any remaining Pledged Collateral securing Borrower's obligations under the Notes.

     4. This Letter Agreement, and the rights and remedies of Borrower, Group and Lender hereunder, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts or choice of laws principles.

     5. This Letter Agreement cannot be modified except by an instrument in writing (referring specifically to this Letter Agreement) executed by Borrower, Group and Lender.

     6. This Letter Agreement shall be binding upon and inure to the benefit of Borrower, Group, Lender and their respective successors and assigns.

     7. This Letter Agreement may be executed in multiple counterparts, each of which shall be fully effective as an original and both of which together shall constitute one and the same instrument. A facsimile of a party's signature or initials shall have the same effect as the original ink-signed signature and initials of such party.

     If the terms and provisions set forth above are satisfactory to you, please date and execute the enclosed copy of this Letter Agreement in the space provided below and return it the undersigned.

                            [SIGNATURE PAGE FOLLOWS]

                             Very truly yours,

                             DOLLAR FINANCIAL CORP.,
                             a Delaware corporation

                             By:  /s/Donald F. Gayhardt
                                 -------------------------
                             Name:    Donald F. Gayhardt
                             Title:   President

                             DOLLAR FINANCIAL GROUP, INC.
                             a New York corporation

                             By:  /s/Donald F. Gayhardt
                                  ------------------------
                             Name:    Donald F. Gayhardt
                             Title:   President



ACCEPTED AND AGREED TO THIS
2ND DAY OF FEBRUARY, 2005

By:   /s/Jeffrey Weiss
    ------------------------
Name: Jeffrey Weiss


                                   Schedule 1

-------------------------------------------------------------------------------------------------------------------
                                                             Value Per Share (IPO
                                                                    Price)
   Stock Certificate Number
                                                                      or
              or                        Number of
                                    Shares or Options        Value Per Option (IPO     Aggregate Value of Shares
   Date of Option Agreement            Surrendered           Price Minus Exercise        or Options Surrendered
                                                                    Price)
-------------------------------- ------------------------- -------------------------- -----------------------------
                                                  394,286                     $16.00                    $6,308,576
-------------------------------- ------------------------- -------------------------- -----------------------------

-------------------------------- ------------------------- -------------------------- -----------------------------

-------------------------------- ------------------------- -------------------------- -----------------------------

-------------------------------- ------------------------- -------------------------- -----------------------------



                                                           -------------------------- -----------------------------
                                                           Cash Surrendered:
                                                           -------------------------- -----------------------------

                                                           ========================== =============================
                                                           TOTAL VALUE SURRENDERED:                     $6,308,576
                                                           ========================== =============================
